Exhibit 99.1

SAFEWAY

Alexander & Baldwin, Inc.

PREMIER HAWAII REAL ESTATE COMPANY

Supplemental Information

As of and for the Three Months
Ended March 31, 2017

ALEX
LISTED
NYSE

Alexander & Baldwin, Inc.

Forward-Looking Statements

Statements in this Supplement that are not historical facts, including potential benefits, consequences and impact of a potential REIT conversion, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, that involve a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statement. These forward-looking statements include, but are not limited to, the Company’s plans regarding (i) the possibility of converting to a REIT and the timing thereof, and (ii) the potential advantages, benefits and impact of, and opportunities created by, converting certain assets into a REIT. Such forward-looking statements are subject to certain risks, uncertainties and assumptions, including prevailing market conditions.

These forward-looking statements are not guarantees of future performance. The information contained in this Supplement is unaudited and should be read in conjunction with Alexander & Baldwin, Inc.’s most recent Form 10-K and other filings with the SEC, which identify important factors that could affect the forward-looking statements in this Supplement. We do not undertake any obligation to update the Company's forward-looking statements.

Basis of Presentation

The information contained in this Supplement does not purport to disclose all items required by accounting principles generally accepted in the United States of America (GAAP).

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Alexander & Baldwin, Inc.

Company Profile

Alexander & Baldwin, Inc. is a 147-year-old Hawaii company focused on creating value from its tremendous real estate assets.

Assets	•	2.9M square feet of Hawaii commercial real estate, excluding ground leases, primarily Oahu grocery-anchored strip retail properties
	•	1,500+ units in active development for sale on major islands across the state
	•	Over 87,000 acres of land in Hawaii, making A&B the state’s fourth largest landowner
	•	50%+ market share of Hawaii’s materials and paving industry

Hawaii-focused Strategy	•	Increase commercial real estate portfolio value and cash flow
	•	Accelerate monetization of development pipeline
	•	Leverage strong Materials & Construction segment positioning
	•	Continue disciplined and prudent financial management

Hawaii Economic Highlights

- Visitor industry sets a fifth straight record year in arrivals and expenditures in 2016; continued positive momentum in 1Q2017.

- Outlook for economic growth remains positive

(Percentage change, except unemployment rate)	2015	2016	2017F	2018F	2019F
Real gross domestic product	2.3	2.0	1.8	1.7	1.6
Real personal income	3.8	2.7	2.4	2.3	2.5
Visitor expenditures	0.9	4.2	2.9	4.0	3.7
Visitor arrivals	4.3	3.0	1.5	1.7	1.6
Unemployment rate	3.6	3.2	3.4	3.5	3.6

F=Forecast

Source: Hawaii State Department of Business, Economic Development & Tourism (April 11, 2017); No endorsement implied.

Oahu Commercial Real Estate Trends

- Oahu commercial markets fundamentals continue to strengthen

	Average Asking Rent PSF./Mo.			% Change from Prior Quarter
	Retail	Industrial	Office	Retail	Industrial	Office
1Q2017	$4.07	$1.19	$1.70	3.8	(1.7)	0.6
4Q2016	$3.92	$1.21	$1.69	(0.5)	1.7	(1.2)
3Q2016	$3.94	$1.19	$1.71	(0.8)	5.3	0.6
2Q2016	$3.97	$1.13	$1.70	1.0	(3.4)	1.8
1Q2016	$3.93	$1.17	$1.67	2.3	3.5	—

	Vacancy Rate (%)			Percentage Point Change from Prior Period
	Retail*	Industrial	Office	Retail	Industrial	Office
1Q2017	9.2	1.5	12.4	0.8	(0.1)	(0.3)
4Q2016	8.4	1.6	12.7	2.9	(0.2)	0.3
3Q2016	5.5	1.8	12.4	1.3	0.5	(0.7)
2Q2016	4.2	1.3	13.1	(0.4)	(0.2)	0.9
1Q2016	4.6	1.5	12.2	(0.5)	(0.2)	(0.5)

*Retail vacancy was affected in 4Q2016 by Ala Moana Center GLA expansion, and new GLA from International Marketplace and Ka Makana Ali’i in 1Q2017 was additionally affected by the shut down of  a 147,000-square-foot Kmart store at Waikele Center.

Source:  Colliers International Hawaii; No endorsement implied.

3

Alexander & Baldwin, Inc.

Company Profile (Continued)

TRADING HIGHLIGHTS

ALEX	NYSE listed ticker symbol
2.2B	Market capitalization (as of March 31, 2017)
122K	3-month average trading volume

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Alexander & Baldwin, Inc.

Glossary of Terms

ABR	Annualized Base Rent (ABR) is the current month's contractual base rent multiplied by 12.

Adjusted EBITDA

Adjusted EBITDA is presented for the Company on a consolidated basis. Adjusted EBITDA is calculated by adjusting for income attributable to noncontrolling interests, income from discontinued operations before interest, income taxes and depreciation and amortization, REIT evaluation costs, net reduction in solar investments, impairment of real estate assets, net gain on sales of improved property, and adjustments related to unconsolidated investments in affiliates from EBITDA.

Adjusted EBITDA is calculated for the Materials & Construction segment by adjusting for income attributable to noncontrolling interests from EBITDA.

The Company provides this information to investors as an additional means of evaluating the performance of the Company and segment's ongoing core operations and should be not be viewed as a substitute for, or superior to, financial measures calculated in accordance with GAAP (as defined below).

Backlog	Backlog represents the amount of revenue that Grace Pacific and Maui Paving, LLC, a 50-percent-owned unconsolidated affiliate, expect to realize on contracts awarded or government contracts in which Grace Pacific has been confirmed to be the lowest bidder and formal communication of the award is believed to be perfunctory ($5.0 million as of March 31, 2017).

EBITDA

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) is presented for the Company on a consolidated basis. EBITDA is calculated by adjusting the Company’s consolidated net income (loss) to exclude the impact of interest expense, income taxes, and depreciation and amortization. The Company provides this information to investors as an additional means of evaluating the performance of the Company’s operations and should not be viewed as a substitute for, or superior to, financial measures calculated in accordance with GAAP (as defined below).

EBITDA is calculated for the Materials & Construction segment by adjusting consolidated segment operating profit (which excludes interest and tax expenses), as applicable, by adding back depreciation and amortization. EBITDA is a non-GAAP measure used by the Company in evaluating the operating performance on a consistent and comparable basis from period to period. The Company provides this information to investors as an additional means of evaluating the performance of the segment's ongoing core operations and should be not be viewed as a substitute for, or superior to, financial measures calculated in accordance with GAAP (as defined below).

GLA	Gross Leasable Area (GLA) is periodically adjusted based on remeasurement or reconfiguration of space.

GAAP	Generally accepted accounting principles (GAAP) in the United States of America.

Occupancy	The percentage of square footage leased to gross leasable space at the end of the period reported.

NOI	Net operating income (NOI) is a non-GAAP measure derived from commercial real estate revenues (determined in accordance with GAAP, less straight-line rental adjustments) minus property operating expenses (determined in accordance with GAAP). NOI does not have any standardized meaning prescribed by GAAP, and therefore, may differ from definitions of NOI used by other companies. NOI should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of the Company’s financial performance, or as an alternative to cash flow from operating activities as a measure of the Company’s liquidity. NOI is commonly used as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. NOI excludes general, administrative and other expenses, straight-line rental adjustments, interest income, interest expense, depreciation and amortization expense, and gains on sales of interests in real estate. The Company believes that the Commercial Real Estate segment’s operating profit is the most directly comparable GAAP measurement to NOI.

Same-store	Properties that were owned throughout the entire duration of both periods under comparison, including stabilized properties.

Stabilized	A commercial property is considered stabilized when it either reaches 80% economic occupancy or 12 months following acquisition or construction completion.

Straight-line rent	GAAP requirement to average tenant rents over the life of the lease.

TTM	Trailing twelve months.

Year built	Year of most recent repositioning/redevelopment or year built if no repositioning/redevelopment has occurred.

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Alexander & Baldwin, Inc.

Table 1 - Condensed Consolidated Balance Sheets

($ in millions, unaudited)

	March 31,	December 31,
	2017	2016
ASSETS
Current Assets:
Cash and cash equivalents	$15.3	$2.2
Accounts receivable, net	30.0	32.1
Contracts retention	12.6	13.1
Costs and estimated earnings in excess of billings on uncompleted contracts	18.5	16.4
Inventories	28.0	43.3
Real estate held for sale	—	1.0
Income tax receivable	10.3	10.6
Prepaid expenses and other assets	15.9	19.6
Total current assets	130.6	138.3
Investments in Affiliates	395.3	390.8
Real Estate Developments	184.0	179.5
Property – Net	1,226.1	1,231.6
Intangible Assets – Net	51.9	53.8
Goodwill	102.3	102.3
Other Assets	70.4	60.0
Total assets	$2,160.6	$2,156.3

LIABILITIES AND EQUITY
Current Liabilities:
Notes payable and current portion of long-term debt	$48.8	$42.4
Accounts payable	31.6	35.2
Billings in excess of costs and estimated earnings on uncompleted contracts	2.7	3.5
Accrued interest	3.7	6.3
Deferred revenue	1.9	17.6
Indemnity holdback related to Grace acquisition	9.3	9.3
HC&S cessation-related liabilities	6.4	19.1
Accrued and other liabilities	26.5	31.7
Total current liabilities	130.9	165.1
Long-term Liabilities:
Long-term debt	511.2	472.7
Deferred income taxes	182.5	182.0
Accrued pension and post-retirement benefits	64.9	64.8
Other non-current liabilities	45.8	47.7
Total long-term liabilities	804.4	767.2
Total liabilities	935.3	932.3
Commitments and Contingencies
Redeemable Noncontrolling Interest	10.8	10.8

Equity:
Common stock	1,157.7	1,157.3
Accumulated other comprehensive loss	(42.5)	(43.2)
Retained earnings	95.4	95.2
Total A&B shareholders' equity	1,210.6	1,209.3
Noncontrolling interest	3.9	3.9
Total liabilities and equity	$2,160.6	$2,156.3
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Alexander & Baldwin, Inc.

Table 2 - Condensed Consolidated Statements of Operations

($ in millions, except per-share amounts, unaudited)

	Three Months Ended March 31,
	2017	2016
Operating Revenue:
Commercial Real Estate	$33.7	$34.8
Land Operations	11.0	6.0
Materials & Construction	48.5	50.6
Total operating revenue	93.2	91.4
Operating Costs and Expenses:
Cost of Commercial Real Estate	18.8	20.7
Cost of Land Operations	8.4	6.2
Cost of Materials & Construction	39.1	39.4
Selling, general and administrative	15.4	16.6
REIT evaluation costs	4.8	—
Total operating costs and expenses	86.5	82.9
Operating Income	6.7	8.5
Other Income and (Expenses):
Income related to joint ventures	1.3	2.1
Gain on the sale of improved property	3.0	—
Reductions in solar investments, net	(2.0)	—
Interest and other income	1.0	0.4
Interest expense	(6.2)	(6.9)
Total other income and (expenses)	(2.9)	(4.4)
Income from Continuing Operations Before Income Taxes	3.8	4.1
Income tax benefit (expense)	0.8	(0.3)
Income from Continuing Operations	4.6	3.8
Income (loss) from discontinued operations, net of income taxes	2.4	(10.8)
Net Income (Loss)	7.0	(7.0)
Income attributable to noncontrolling interest	(0.7)	(0.5)
Net Income (Loss) Attributable to A&B Shareholders	$6.3	$(7.5)

Basic Earnings (Loss) Per Share of Common Stock:
Continuing operations available to A&B shareholders	$0.09	$0.08
Discontinued operations available to A&B shareholders	0.05	(0.23)
Net income (loss) available to A&B shareholders	$0.14	$(0.15)
Diluted Earnings (Loss) Per Share of Common Stock:
Continuing operations available to A&B shareholders	$0.09	$0.08
Discontinued operations available to A&B shareholders	0.05	(0.22)
Net income (loss) available to A&B shareholders	$0.14	$(0.14)

Weighted Average Number of Shares Outstanding:
Basic	49.1	48.9
Diluted	49.6	49.3

Amounts Available to A&B Shareholders:
Continuing operations available to A&B shareholders, net of income taxes	$4.4	$3.7
Discontinued operations available to A&B shareholders, net of income taxes	2.4	(10.8)
Net income (loss) available to A&B shareholders	$6.8	$(7.1)

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Alexander & Baldwin, Inc.

Table 3 - Segment Results & Supplemental Information

($ in millions, unaudited)

	Three Months Ended March 31,
	2017	2016
Revenue:
Commercial Real Estate	$33.7	$34.8
Land Operations	11.0	6.0
Materials & Construction	48.5	50.6
Total revenue	93.2	91.4
Operating Profit (Loss):
Commercial Real Estate	14.3	13.1
Land Operations[1]	(2.4)	(3.2)
Materials & Construction	5.6	8.0
Total operating profit	17.5	17.9
Interest expense	(6.2)	(6.9)
Gain on the sale of improved property	3.0	—
General corporate expenses	(5.7)	(6.9)
REIT evaluation costs[2]	(4.8)	—
Income From Continuing Operations Before Income Taxes	3.8	4.1
Income tax benefit (expense)	0.8	(0.3)
Income From Continuing Operations	4.6	3.8
Income (loss) from discontinued operations, net of income tax	2.4	(10.8)
Net Income (Loss)	7.0	(7.0)
Income attributable to noncontrolling interest	(0.7)	(0.5)
Net Income (Loss) Attributable to A&B	$6.3	$(7.5)

1 For the quarter ended March 31, 2017, the Company recorded a noncash reduction of $2.0 million related to the Company's tax equity investment in the Waihonu solar facilities.

2 Costs related to the Company's in-depth evaluation of a REIT conversion.

	Three Months Ended March 31,
Supplemental Information:	2017	2016
EBITDA	$24.4	$25.5
Adjusted EBITDA	$23.6	$22.1

Note: See Appendix for a statement about management's use of non-GAAP financial measures and required reconciliations.

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Alexander & Baldwin, Inc.

Table 4 - Condensed Consolidated Statements of Cash Flows

($ in millions, unaudited)

	Three Months Ended March 31,
	2017	2016
Cash Flows from Operating Activities:	$(10.6)	$5.5
Cash Flows from Investing Activities:
Capital expenditures for property, plant and equipment	(6.1)	(92.1)
Capital expenditures related to 1031 commercial property transactions	—	(6.3)
Proceeds from disposal of property and other assets	4.7	—
Proceeds from disposals related to 1031 commercial property transactions	3.3	—
Payments for purchases of investments in affiliates and other investments	(14.5)	(5.4)
Proceeds from investments in affiliates and other investments	0.6	0.3
Change in restricted cash associated with 1031 transactions	(1.6)	6.3
Net cash used in investing activities	(13.6)	(97.2)

Cash Flows from Financing Activities:
Proceeds from issuance of long-term debt	57.0	122.0
Payments of long-term debt and deferred financing costs	(19.0)	(22.6)
Borrowings (payments) on line-of-credit agreement, net	6.9	(2.9)
Distribution to noncontrolling interests	(0.2)	(0.5)
Dividends paid	(3.4)	(2.9)
Proceeds from issuance and (payments) for repurchase of capital stock and other, net	(4.0)	0.8
Net cash provided by financing activities	37.3	93.9

Cash and Cash Equivalents:
Net increase in cash and cash equivalents	13.1	2.2
Balance, beginning of period	2.2	1.3
Balance, end of period	$15.3	$3.5

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Alexander & Baldwin, Inc.

Table 5 - Notes Payable & Long-Term Debt

As of March 31, 2017

($ in millions, unaudited)

					Principal payments
Debt:	Stated rate (%)	Weighted- average interest rate (%)	Maturity date	Weighted- average maturity (years)	2017	2018	2019	2020	2021	Thereafter	Total principal	Unamortized deferred finance cost/ (discount) premium	Total
Secured debt:
Pearl Highlands	4.15	4.15	2024	7.2	$1.3	$1.8	$1.9	$1.9	$2.0	$79.5	$88.4	$1.2	$89.6
Midstate Hayes	6.38	6.38	2017	0.5	8.2	—	—	—	—	—	8.2	—	8.2
KTC III	(a)	5.95	2021	4.5	0.2	0.3	0.4	0.4	9.8	—	11.1	(0.4)	10.7
KTC III (second mortgage)	3.15	3.15	2021	4.5	0.1	0.1	0.1	0.2	4.5	—	5.0	—	5.0
GLP Asphalt Plant	(b)	5.98	2021	2.5	1.0	1.3	1.5	1.6	0.4	—	5.8	(0.4)	5.4
Manoa Marketplace	(c)	3.14	2029	11.3	—	—	0.5	1.6	1.7	56.2	60.0	(0.3)	59.7
Term loan secured by letter of credit	(d)	2.82	2021	4.8	—	—	—	—	9.4	—	9.4	—	9.4
Subtotal		3.98		7.7	$10.8	$3.5	$4.4	$5.7	$27.8	$135.7	$187.9	$0.1	$188.0

Unsecured debt:
Prudential Series A	5.53	5.53	2024	6.3	$—	$—	$—	$—	$7.1	$21.4	$28.5	$—	$28.5
Prudential Series B	5.55	5.55	2026	7.5	—	—	—	—	1.0	45.0	46.0	—	46.0
Prudential Series C	5.56	5.56	2026	6.3	—	1.0	1.0	1.0	9.0	13.0	25.0	—	25.0
Prudential Series D	6.90	6.90	2020	2.8	—	16.3	16.3	16.2	—	—	48.8	—	48.8
Prudential Series E	3.90	3.90	2024	4.2	5.6	9.8	9.8	9.0	9.5	24.4	68.1	—	68.1
Prudential Series F	4.35	4.35	2026	7.0	—	—	—	2.4	4.5	15.1	22.0	—	22.0
Prudential Series G	3.88	3.88	2027	5.8	—	7.5	7.5	5.4	1.5	28.1	50.0	(0.9)	49.1
Unsecured term note #1	3.31	3.31	2018	1.0	1.4	1.0	—	—	—	—	2.4	—	2.4
Unsecured term note #2	2.00	2.00	2018	0.6	0.5	0.1	—	—	—	—	0.6	—	0.6
Unsecured term note #3	5.19	5.19	2019	0.5	1.5	2.1	2.3	—	—	—	5.9	—	5.9
Unsecured term note #4	1.85	1.85	2017	1.8	1.9	—	—	—	—	—	1.9	(0.1)	1.8
Swingline	3.13	3.13	2020	0.8	8.8	—	—	—	—	—	8.8	—	8.8
Revolving credit line	(e)	2.47	2020	3.8	—	—	—	65.0	—	—	65.0	—	65.0
Subtotal		4.47		4.8	$19.7	$37.8	$36.9	$99.0	$32.6	$147.0	$373.0	$(1.0)	$372.0

Total		4.33		5.8	$30.5	$41.3	$41.3	$104.7	$60.4	$282.7	$560.9	$(0.9)	$560.0

(a)	Loan has a stated interest rate of LIBOR plus 1.5%, but is swapped through maturity to a 5.95% fixed rate.	Liquidity:
(b)	Loan has a stated interest rate of LIBOR plus 1.0%, but is swapped through maturity to a 5.98% fixed rate.	Cash and cash equivalents	$15.3
(c)	Loan has a stated interest rate of LIBOR plus 1.35%, but is swapped through maturity to a 3.14% fixed rate.	Restricted cash (1031)	$11.5
(d)	Loan has an effective interest rate of 2.82% for 2017.	Available under unsecured credit facility	$263.5
(e)	LIBOR plus 1.75%, based on pricing grid.
		Total principal debt	$560.9
		Less: Cash and cash equivalents	15.3
		Net debt	$545.6
		Debt Metrics:
		Net debt to total enterprise value	19.9%
		Net debt to total assets	25.3%
		Net debt to TTM EBITDA	4.8	x
		Debt to debt and equity	31.6%
		Fixed rate debt to total debt	85.1%

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Alexander & Baldwin, Inc.

Table 6 - Components of Net Asset Value (NAV)

($ in millions, unaudited)

Commercial Real Estate - Company Information		Commercial Real Estate - Hawaii Market Information

Income producing assets	NOI TTM Ended March 31, 2017	Income producing assets	Range of market cap rates (%)

Hawaii retail	$47.2	Hawaii retail	4.0 - 6.0
Hawaii industrial	11.5	Hawaii industrial	5.0 - 7.0
Hawaii office	4.1	Hawaii office	6.0 - 8.0
Hawaii ground leases	11.5	Hawaii ground leases	2.0 - 5.0
Mainland retail	2.2
Mainland industrial	4.5
Mainland office	5.3
Total	$86.3

Materials & Construction Company Information						Materials & Construction - Market Information

Historical Adjusted EBITDA	1Q	2Q	3Q	4Q	Total	Materials & Construction peers:	Ticker symbols
2017	$7.9	$—	$—	$—	$7.9	Cementos Argos S.A	CMT
2016	$10.4	$7.8	$8.0	$7.0	$33.2	CEMEX S.A.B. de C.V	CX
2015	$9.5	$9.7	$10.2	$11.6	$41.0	CRH plc	CRH
2014	$7.2	$11.4	$9.0	$10.4	$38.0	HeidelbergCement AG	HDELY
						Martin Marietta Materials, Inc	MLM
						Monarch Cement Co	MCEM
						Summit Materials Inc	SUM
						Vulcan Materials Company	VMC
Specialty construction companies:
						Colas SA	RE.PA
						Granite Construction Inc	GVA
						Great Lakes Dredge & Dock Corp	GLDD
						Orion Group Holdings, Inc	ORN
						Sterling Construction Co. Inc	TPCSTRL
						Tutor Perini Corporation	TPC

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Alexander & Baldwin, Inc.

Table 6 - Components of NAV (Continued)

(Unaudited)

Development Sales - Company Information (in millions)
Book value as of March 31, 2017
Key active development projects	(a)
Residential units	$51.0
Lot sales	$389.0
Other development projects	$107.0
Total	$547.0

Landholdings - Company Information
		A&B land sales data - Maui & Kauai January 2012-March 2017
Landholdings not valued elsewhere	Acres	Acres sold	Average	High	Low
Urban land, not in active development/use	383	60	$1,813,000	$4,346,200	$1,647,100
Agriculture in urban entitlement process	617
Agriculture	54,921	2,107	$28,100	$151,600	$13,750
Conservation & preservation (b)	29,796
Total	85,717

Other Company Information (in millions)

Total carrying value of debt at March 31, 2017	$560.0

Shares outstanding at March 31, 2017	49.1

(a) The book value of active development projects includes land stated at its acquisition value.  In the case of development projects on A&B's historical landholdings, such as Kamalani and Maui Business Park, the value of land would be approximately $150 per acre.

(b) Conservation land is generally utilized in the collection of water, which benefits the agricultural land, and therefore, generally these lands should not be separately valued.

Note: See Appendix for a statement about management's use of non-GAAP financial measures and required reconciliations.

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Alexander & Baldwin, Inc.

Table 7 – Property Report – Hawaii

(Unaudited)

	Property		Island	Year built / renovated	Current GLA (sq. ft.)	Leased (%)	Annualized base rent (ABR) ($ in 000s)	ABR per leased sq. ft.	1Q2017 NOI ($ in 000s)	1Q2017 % NOI to HI portfolio NOI	Total principal debt ($ in 000s)
	Retail:					(a)
1	Pearl Highlands Center		Oahu	1992-1994	415,200	93	$9,105	$23.53	$2,573	13.2	$89,559
2	Kailua Retail		Oahu	1947-2014	316,400	97	9,364	30.30	2,730	14.0	15,725
3	Waianae Mall		Oahu	1975	170,300	87	2,806	18.87	666	3.4	—
4	Manoa Marketplace		Oahu	1977	139,600	95	4,540	34.15	1,258	6.5	60,000
5	Kaneohe Bay Shopping Center	(b)	Oahu	1971	125,400	100	2,891	23.05	682	3.5	—
6	Waipio Shopping Center		Oahu	1986, 2004	113,800	99	2,964	26.69	840	4.3	—
7	Aikahi Park Shopping Center		Oahu	1971	98,000	80	1,300	16.62	727	3.7	—
8	The Shops at Kukui'ula		Kauai	2009	89,100	98	3,628	45.14	912	4.7	—
9	Lanihau Marketplace		Hawaii	1987	88,300	100	1,856	21.01	502	2.6	—
10	Kunia Shopping Center		Oahu	2004	60,600	80	1,805	38.76	483	2.5	—
11	Lahaina Square		Maui	1973	50,200	76	668	17.51	145	0.8	—
12	Kahului Shopping Center		Maui	1951	49,900	98	594	13.22	117	0.6	—
13	Napili Plaza		Maui	1991	45,600	89	1,143	28.10	336	1.7	—
14	Gateway at Mililani Mauka		Oahu	2008, 2013	34,900	94	1,685	51.42	389	2.0	—
15	Port Allen Marina Center		Kauai	2002	23,600	92	455	24.00	151	0.8	—
	Subtotal – Retail				1,820,900	93	$44,804	$26.62	$12,511	64.3	$165,284

	Industrial:
16	Komohana Industrial Park		Oahu	1990	238,300	100	$2,600	$11.71	$1,100	5.7	$—
17	Kaka'ako Commerce Center		Oahu	1969	201,300	91	2,258	12.39	474	2.4	—
18	Waipio Industrial		Oahu	1988-1989	158,400	100	2,327	14.69	586	3.0	—
19	P&L Warehouse		Maui	1970	104,100	93	1,200	12.95	279	1.4	—
20	Kailua Industrial/Other		Oahu	1951-1974	68,800	93	851	13.34	176	0.9	—
21	Port Allen		Kauai	1983, 1993	63,800	100	652	10.22	179	0.9	—
22	Harbor Industrial		Maui	1930	53,400	83	104	10.47	32	0.2	—
	Subtotal – Industrial				888,100	96	$9,992	$12.60	$2,826	14.5	$—

	Office:
23	Kahului Office Building		Maui	1974	59,600	85	$1,407	$27.74	$313	1.6	$—
24	Gateway at Mililani Mauka South	(c)	Oahu	1992, 2006	37,100	100	1,476	42.80	367	1.9	—
25	Kahului Office Center		Maui	1991	33,400	88	773	26.20	205	1.1	—
26	Stangenwald Building		Oahu	1901, 1980	27,100	89	451	18.79	116	0.6	—
27	Judd Building		Oahu	1898, 1979	20,200	86	318	18.21	77	0.4	—
28	Lono Center		Maui	1973	13,700	92	289	26.58	40	0.2	—
	Subtotal – Office				191,100	90	$4,714	$28.22	$1,119	5.8	$—
	Subtotal – Improved				2,900,100	94	$59,510	$22.52	$16,456	84.6	$165,284

	Ground Leases:
29	Kailua		Oahu	19 acres	—	—	$—	$—	$890	4.6	$—
30	Other Oahu		Oahu	23 acres	—	—	—	—	1,214	6.2	—
31	Neighbor Island	(d)	Neighbor Island	74 acres	—	—	—	—	891	4.6	—
	Subtotal - Ground Leases			116 acres	—	—	$—	$—	$2,994	15.4	$—
	Subtotal - Hawaii before dispositions				2,900,100	94	$59,510	$22.52	$19,451	100.0	$165,284
	Dispositions								$(8)
	Total Hawaii				2,900,100	94	$59,510	$22.52	$19,442	100.0	$165,284

13

Alexander & Baldwin, Inc.

Table 7 - Property Report - Hawaii (Continued)

(a) Represents the space leased at the end of the reported period.
(b) A&B owns the leasehold improvements of this center and does not own the fee interest.
(c) An 18,415 square-foot expansion was completed and added to the commercial portfolio in June 2016.
(d) Includes 64 ground leased urban acres.
Note: See Appendix for a statement about management's use of non-GAAP financial measures and required reconciliations.

14

Alexander & Baldwin, Inc.

Table 8 - Property Report - U.S. Mainland (ML)

(Unaudited)

	Property	City/State	Year built / renovated	Current GLA (sq. ft.)	Leased (%)	Annualized base rent (ABR) ($ in 000s)	ABR per leased sq. ft.	1Q2017 NOI ($ in 000s)	1Q2017 % NOI to ML portfolio NOI	Total principal debt ($ in 000s)
	Retail:				(a)
1	Little Cottonwood Center	Sandy, UT	1998, 2008	141,500	95	$1,558	$11.60	$295	10.7	$—
2	Royal MacArthur Center	Dallas, TX	2006	44,900	96	933	21.55	210	7.6	—
	Subtotal – Retail			186,400	95	$2,491	$14.02	$505	18.3	$—

	Industrial:
3	Midstate 99 Distribution Center	Visalia, CA	2002, 2008	790,200	96	$2,617	$3.47	$664	24.1	$8,201
4	Sparks Business Center	Sparks, NV	1996-1998	396,100	100	1,953	5.13	468	17.0	—
	Subtotal – Industrial			1,186,300	97	$4,570	$4.02	$1,132	41.1	$8,201

	Office:
5	1800 and 1820 Preston Park	Plano, TX	1997, 1998	198,800	83	$3,184	$19.42	$501	18.2	$—
6	Concorde Commerce Center	Phoenix, AZ	1998	138,700	91	2,633	20.85	457	16.5	—
7	Deer Valley Financial Center	Phoenix, AZ	2001	126,600	88	1,792	16.47	163	5.9	—
	Subtotal – Office			464,100	87	$7,609	$19.07	$1,121	40.6	$—
	Subtotal - Mainland before dispositions			1,836,800	94	$14,670	$8.57	$2,758	100.0	$8,201
	Dispositions							$5
	Total Mainland			1,836,800	94	$14,670	$8.57	$2,763	100.0	$8,201

	Total Hawaii and Mainland
	Total Mainland			1,836,800	94	$14,670	$8.57	$2,763	100.0	$8,201
	Total Hawaii			2,900,100	94	59,510	22.52	19,442	100.0	165,284
	Total Portfolio			4,736,900	94	$74,180	$17.03	$22,205	100.0	$173,485

(a) Represents the space leased at the end of the reported period.

Note: See Appendix for a statement about management's use of non-GAAP financial measures and required reconciliations.

15

Alexander & Baldwin, Inc.

Table 9 - Net Operating Income (NOI)

($ in millions, unaudited)

Total Portfolio NOI

		1Q2017			1Q2016			Change (%)
		Hawaii	Mainland	Total	Hawaii	Mainland	Total	Hawaii	Mainland	Total
Retail	(a)	$12.5	$0.5	$13.0	$11.8	$0.5	$12.3	5.9	—	5.7
Industrial		2.8	1.2	4.0	2.9	1.2	4.1	(3.4)	—	(2.4)
Office		1.1	1.1	2.2	0.9	2.2	3.1	22.2	(50.0)	(29.0)
Ground		3.0	—	3.0	2.9	—	2.9	3.4	NM	3.4
Total		$19.4	$2.8	$22.2	$18.5	$3.9	$22.4	4.9	(28.2)	(0.9)

Same-Store NOI

		1Q2017			1Q2016			Change (%)
		Hawaii	Mainland	Total	Hawaii	Mainland	Total	Hawaii	Mainland	Total
Retail	(b)	$11.2	$0.5	$11.7	$10.9	$0.5	$11.4	2.8	—	2.6
Industrial		2.8	1.2	4.0	2.9	1.3	4.2	(3.4)	(7.7)	(4.8)
Office		0.8	1.1	1.9	0.7	0.9	1.6	14.3	22.2	18.8
Ground		3.0	—	3.0	2.9	—	2.9	3.4	NM	3.4
Total		$17.8	$2.8	$20.6	$17.4	$2.7	$20.1	2.3	3.7	2.5

(a) For purposes of calculating 1Q2017 NOI, NOI from Aikahi Park Shopping Center (APSC), tenant improvements and ground lease NOI were included in Hawaii retail.

(b) Ground lease NOI from APSC was included in the calculation of the 1Q2017 and 1Q2016 same-store NOI in Hawaii retail.

Note: See Appendix for a statement about management's use of non-GAAP financial measures and required reconciliations.

16

Alexander & Baldwin, Inc.

Table 10 - Percent Occupancy

(Unaudited)

	As of March 31, 2017			As of March 31, 2016			Change (%)
	Hawaii	Mainland	Total	Hawaii	Mainland	Total	Hawaii	Mainland	Total
Retail	93	95	93	93	94	94	—	1	(1)
Industrial	96	97	97	94	99	97	2	(2)	—
Office	90	87	88	82	91	90	8	(4)	(2)
Total	94	94	94	93	95	94	1	(1)	—

Same-Store Percent Occupancy

	As of March 31, 2017			As of March 31, 2016			Change (%)
	Hawaii	Mainland	Total	Hawaii	Mainland	Total	Hawaii	Mainland	Total
Retail	93	95	93	93	94	93	—	1	—
Industrial	96	97	97	94	99	97	2	(2)	—
Office	87	87	87	85	84	85	2	3	2
Total	94	94	94	93	95	94	1	(1)	—

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Alexander & Baldwin, Inc.

Table 11 - Commercial Real Estate Transactional Activity (2016 - 2017)

($ in millions, unaudited)

Property disposed in 2017	Disposition date (month/year)	Disposition price (in millions)	Gross leasable area (sq. ft.)	Leased % at disposition
The Maui Clinic Building	1/17	$3.4	16,600	28

Property disposed in 2016	Disposition date (month/year)	Disposition price (in millions)	Gross leasable area (sq. ft.)	Leased % at disposition
Ninigret Office Park	6/16	$30.4	185,500	100
Gateway Oaks	6/16	8.0	59,700	92
Prospect Park	6/16	22.3	163,300	100
Total		$60.7	408,500

Property acquired in 2016	Acquisition date (month/year)	Acquisition price (in millions)	Gross leasable area (sq. ft.)	Leased % at acquisition
2927 East Manoa Road (Ground Lease)	12/16	$2.8	N/A	N/A
Manoa Marketplace	1/16	82.4	139,300	99
Total		$85.2	139,300

18

Alexander & Baldwin, Inc.

Table 12 - Top Ten Tenants (In-Service Properties) Based Upon ABR

As of March 31, 2017

(Unaudited)

Tenant	ABR ($ in 000s)	% of ABR	GLA (sq. ft.)	% of total GLA
Sam's Club	$3,308	4.5	180,908	3.8
CVS Corporation	2,623	3.5	150,411	3.2
United Healthcare Services, Inc.	2,270	3.0	108,100	2.3
Foodland Supermarket, Ltd. & Related Companies	1,847	2.5	112,929	2.4
24 Hour Fitness USA, Inc.	1,375	1.9	45,870	1.0
Albertsons Companies, Inc.	1,316	1.8	168,621	3.5
Whole Foods Market, Inc.	1,210	1.6	31,647	0.7
Office Depot, Inc.	1,017	1.4	75,824	1.6
Keystone Automotive Operations, Inc.	1,016	1.4	230,300	4.8
International Paper	978	1.3	252,040	5.3
Total	$16,960	22.9	1,356,650	28.6

19

Alexander & Baldwin, Inc.

Table 13 - Lease Expiration Schedule

As of March 31, 2017

(Unaudited)

Total Improved Portfolio (a)
Expiration year	Number of leases	Sq. ft. of expiring leases	% of total leased GLA	ABR expiring ($ in 000s)	% of total ABR
2017	142	847,879	20.3	$11,240	14.4
2018	148	822,272	19.7	9,993	12.8
2019	137	573,005	13.7	12,582	16.1
2020	105	517,535	12.4	9,764	12.5
2021	98	480,655	11.5	10,951	14.0
2022	44	185,110	4.4	5,064	6.5
2023	26	163,378	3.9	2,898	3.7
2024	14	175,748	4.2	4,471	5.7
2025	20	54,646	1.3	2,353	3.0
2026	11	38,866	0.9	1,759	2.2
Thereafter	26	315,060	7.7	7,163	9.1
Total	771	4,174,154	100.0	$78,238	100.0

(a) Improved portfolio lease expirations and percentages of GLA and ABR do not include month-to-month leases.

	Ground Lease Expirations
Expiration year	ABR expiring ($ in 000s)	% of total ABR
Month-to-month	$591	4.6
2017	1,167	9.1
2018	300	2.3
2019	465	3.6
2020	929	7.3
2021	858	6.7
2022	249	1.9
2023	3	—
2024	—	—
2025	19	0.1
2026	727	5.7
Thereafter	7,469	58.7
	$12,777	100.0

20

Alexander & Baldwin, Inc.

Table 14 - New & Renewal Lease Summary

As of March 31, 2017

(Unaudited)

								Comparable Leases Only (a)
Total - New and Renewal	Leases	GLA	New ABR ($ in 000s)	New ABR per sq. ft.	Tenant improvement per sq. ft.	Third-party leasing commission per sq. ft.	Weighted- average lease term (years)	Leases	GLA	New ABR per sq. ft.	Old ABR per sq. ft.	Rent spread (%) (b)
1Q2017	43	317,646	$5,059	$16.00	$1.86	$2.14	5.8	33	158,162	$18.55	$16.38	13.3
4Q2016	54	408,770	$5,130	$12.55	$1.86	$2.11	2.9	35	308,804	$10.57	$9.99	5.8
3Q2016	49	145,553	$2,628	$18.06	$4.93	$4.19	3.6	33	85,617	$19.10	$17.47	9.4
2Q2016	42	82,248	$2,034	$24.73	$5.56	$4.23	4.4	31	65,913	$25.15	$20.88	20.4
Total	188	954,217	$14,851	$15.56	$5.69	$2.62	4.1	132	618,496	$15.35	$13.82	11.0

1Q2016	51	284,704	$4,350	$15.28	$2.06	$2.53	4.1	43	247,984	$13.33	$11.12	19.9

Total - New Leases	Leases	GLA	New ABR ($ in 000s)	New ABR per sq. ft.	Tenant improvement per sq. ft.	Third-party leasing commission per sq. ft.	Weighted- average lease term (years)	Leases	GLA	New ABR per sq. ft.	Old ABR per sq. ft.	Rent spread (%) (b)
1Q2017	15	169,094	$2,304	$13.62	$3.27	$2.54	4.6	5	9,610	$18.66	$18.05	3.4
4Q2016	28	128,545	$2,611	$20.31	$28.53	$5.33	5.9	9	28,579	$26.03	$23.72	9.7
3Q2016	22	70,157	$1,265	$18.04	$9.26	$6.77	4.4	6	10,221	$26.69	$22.98	16.1
2Q2016	22	33,175	$878	$26.45	$13.79	$5.80	4.2	11	16,840	$29.78	$21.80	36.6
Total	87	400,971	$7,058	$17.60	$13.28	$4.44	4.9	31	65,250	$26.02	$22.27	16.8

1Q2016	21	60,713	$1,554	$25.59	$8.51	$5.44	5.3	13	23,993	$21.23	$16.13	31.7

Total - Renewal Leases	Leases	GLA	New ABR ($ in 000s)	New ABR per sq. ft.	Tenant improvement per sq. ft.	Third-party leasing commission per sq. ft.	Weighted- average lease term (years)	Leases	GLA	New ABR per sq. ft.	Old ABR per sq. ft.	Rent spread (%) (b)
1Q2017	28	148,552	$2,755	$19.00	$0.26	$1.68	7.2	28	148,552	$18.55	$16.27	14.0
4Q2016	26	280,225	$2,519	$8.99	$—	$0.64	1.5	26	280,225	$8.99	$8.59	4.7
3Q2016	27	75,396	$1,363	$18.07	$0.90	$1.79	2.9	27	75,396	$18.07	$16.72	8.1
2Q2016	20	49,073	$1,156	$23.57	$—	$3.18	4.5	20	49,073	$23.57	$20.57	14.6
Total	101	553,246	$7,793	$14.09	$0.19	$1.30	3.5	101	553,246	$14.09	$12.82	9.9

1Q2016	30	223,991	$2,797	$12.49	$0.31	$1.75	3.8	30	223,991	$12.49	$10.58	18.0

	Three Months Ended March 31, 2017						TTM Ended March 31, 2017
	Leases	GLA	ABR ($ in 000s)	ABR per sq.ft.	% of ABR	Rent spread (%) (b)	Leases	GLA	ABR ($ in 000s)	ABR per sq.ft.	% of ABR	Rent spread (%) (b)
Hawaii
Retail	19	47,112	$2,357	$50.02	59.6	18.9	93	171,712	$6,956	$40.51	63.8	16.0
Industrial	11	93,973	$1,399	$14.88	35.4	11.2	39	195,498	$2,867	$14.67	26.3	12.6
Office	5	7,106	$199	$27.95	5.0	(8.4)	23	37,944	$1,081	$28.49	9.9	(1.7)
Mainland
Retail	2	4,768	$124	$26.04	11.2	—	9	21,837	$470	$21.51	11.9	6.5
Industrial	2	142,813	$529	$3.70	47.8	55.5	9	476,682	$2,443	$5.12	61.9	4.1
Office	4	21,874	$452	$20.68	40.9	13.5	15	50,544	$1,035	$20.47	26.2	8.4

(a) Comparable lease detail excludes certain one-time strategic lease extensions for space repositioning and assignments without term changes

(b) Rent spread is calculated using comparable leases, a subset of the total population of leases for the period defined

21

Alexander & Baldwin, Inc.

Table 15 - Commercial Portfolio Repositioning, Redevelopment & Development Summary

As of March 31, 2017

(Unaudited)

								Leasing activity
Project	Phase	In-service	Capital ($ in millions)	Incurred to date ($ in millions)	Incremental stabilized NOI ($ in millions)	Stabilized yield on cost (%)	Projected GLA (sq. ft.)	% Leased	% LOI	Total
Repositioning & redevelopment
Pearl Highlands Center – food court repositioning	Construction	Late 2017	$3.0	$0.2	$0.3	10.0	6,300	24	31	55
Lau Hala Shops repositioning	Construction	2018	21.0	2.1	1.9-2.4	9.0-11.4	48,400	48	39	87
Development for hold
Ho`okele Shopping Center (a)	Pre-construction	Late 2019	41.9	5.1	3.1-3.6	7.5-8.5	94,000	64	—	64
Total			$65.9	$7.4	$5.3-$6.3	8.0-9.6	148,700

(a) Includes $4.3 million of land and related costs at book value. If the Company were to include land and related costs at market value, management estimates the stabilized yield on cost for the project would be lower by 100 basis points.

22

Alexander & Baldwin, Inc.

Table 16 - Active Development Projects

As of March 31, 2017

(Unaudited)

								($ in millions)				Construction timing		Sales closings timing
Project	Location	Product type	Est. economic interest	Planned units, saleable acres or gross leasable square feet	Average unit (sq. ft.) or lot size (acres)	Units/acres closed through current period	Targeted sales price range per square foot	Est. project cost	A&B projected capital commitment (JVs Only)	A&B investment life to date	A&B net investment book value as of current period	Start	End	Start	End
			(a)					(b)	(c)		(d)	(e)	(e)	(e)	(e)
Residential units
Kamalani (Increment 1)	Kihei, Maui	Primary residential	100%	170 units	994 sf	—	$400	$64	N/A	$21	$21	2016	2019	2017	2019
Ka Milo at Mauna Lani	Kona, Hawaii	Resort residential	50%	137 units	2,165 sf	88 units	$530-$800	125	16	16	5	2005	2018	2007	2020
Keala o Wailea (MF-11)	Wailea, Maui	Resort residential	65%+/-5%	70 units	1,385 sf	—	$600-$1,000	64	9	9	9	2015	2018	2017	2018
The Collection	Honolulu, Oahu	Primary residential	90%+/-5%	465 units	904 sf	453 units	$785	285	54	54	16	2014	2016	2016	2018
Total								$538	$79	$100	$51

Lot sales
Kahala Avenue Portfolio	Honolulu, Oahu	Residential	100%	30 lots	0.5 acres	23 lots	$150-$385	$135	N/A	$134	$46	N/A	N/A	2013	2018
Maui Business Park II	Kahului, Maui	Light industrial lots	100%	136 acres	0.5 - 11 acres	31 acres	$38-$60	77	N/A	58	39	2011	2021	2012	2030
The Ridge at Wailea (MF-19)	Wailea, Maui	Resort residential	100%	9 lots (4.5 acres)	0.5 acres	1 lot	$60-$100	10	N/A	9	8	2007	2009	2014	2020
Kukui'ula	Poipu, Kauai	Resort residential	85% +/- 5%	Up to 1,500 units (640 saleable acres)	0.42 acres	148 lots	$40-$110	854	318	307	296	2006	2030	2006	2030
Total								$1,076	$318	$508	$389

(a) Economic interest represents the Company's estimated share of distributions after return of capital contributions based on current forecasts of sales activity.  Actual results could differ materially from projected results due to the timing of expected sales, increases or decreases in estimated sales prices or costs and other factors.  As a result, estimated economic interests are subject to change.

(b) Represents total estimated cost to develop the project including land cost at book value and capitalized interest. Project cost exclude sales commissions and closing costs, which typically range between 3% and 5% of gross sales revenue.

(c) Represents capital committed by A&B to a joint venture.  Capital committed by A&B includes land at book value and any capital contributed or to be contributed to the venture. The estimate includes due diligence costs and capitalized interest, but excludes capital projected to be contributed by equity partners, third-party debt, and amounts expected to be funded from project cash flows and/or buyer deposits. In the case of Kukui'ula, A&B's capital committed includes land cost at market value, which was estimated at $28 million when contributed in 2003.

(d)  The book value of active development projects includes land stated at its acquisition value. In the case of development projects on A&B's historical landholdings, such as Kamalani and Maui Business Park, the value of raw land would be approximately $150 per acre.

(e) Estimated or actual dates.

23

Alexander & Baldwin, Inc.

Table 17 - Landholdings as of March 31, 2017

(Unaudited)

	Maui	Kauai	Oahu	Molokai	Big Island	Hawaii total acres	Mainland total acres	Total acres
Land under commercial properties/ urban ground leases	96	19	184	—	9	308	124	432
Land in active development	212	—	5	—	—	217	—	217
Land used in other operations	21	20	—	—	—	41	—	41
Land Operations
Urban land, not in active development/use	341	42	—	—	—	383	—	383
Agriculture	48,214	6,631	76	—	—	54,921	—	54,921
Agriculture in urban entitlement process	357	260	—	—	—	617	—	617
Conservation & preservation	15,848	13,309	639	—	—	29,796	—	29,796
Materials & Construction	1	—	542	264	—	807	—	807
Total landholdings	65,090	20,281	1,446	264	9	87,090	124	87,214

A&B Land Sales Data - Maui & Kauai 2012 - 1Q2017

	Total acres sold	Weighted- average price per acre	High	Low
Ag-zoned
0-5 acres	9	$114,750	$151,600	$84,400
5-20 acres	60	$71,900	$104,200	$35,600
20-100 acres	468	$28,650	$55,700	$13,750
100+ acres	1,570	$25,800	$35,450	$14,600
Total/weighted-average	2,107	$28,100	$151,600	$13,750

Urban-zoned (a)
0-3 acres	2	$2,831,400	$4,356,000	$2,047,320
3-25 acres	58	$1,735,400	$2,221,100	$1,647,100
Total/weighted-average	60	$1,813,000	$4,346,200	$1,647,100

(a) Excludes sales of parcels related to Active Development projects (Maui Business Park II and projects in Wailea, Maui), which are reflected in Table 16 - Active Development Projects.

24

Alexander & Baldwin, Inc.

Table 18 - Materials & Construction Select Data

(Unaudited)

Historical Adjusted EBITDA ($ in millions)	1Q	2Q	3Q	4Q	YTD/Full Year
2017	7.9				7.9
2016	10.4	7.8	8.0	7.0	33.2
2015	9.5	9.7	10.2	11.6	41.0
2014	7.2	11.4	9.0	10.4	38.0

Aggregate used/sold (tons in thousands)	1Q	2Q	3Q	4Q	YTD/Full Year
2017	165.3				165.3
2016	183.2	159.5	158.1	195.3	696.1
2015	235.0	234.4	180.5	190.3	840.2
2014	145.4	167.5	166.0	232.5	711.4

Asphalt placed (tons in thousands)	1Q	2Q	3Q	4Q	YTD/Full Year
2017	134.7				134.7
2016	117.9	86.9	126.9	113.2	444.9
2015	116.4	115.5	106.9	127.9	466.7
2014	108.9	149.4	98.7	113.5	470.5

Backlog ($ in millions)	As of March 31	As of June 30	As of September 30	As of December 31
2017	213.2
2016	225.7	264.1	242.5	242.9
2015	205.0	249.7	242.0	226.5
2014	255.6	247.5	233.9	219.4

Oahu crew days lost to weather	1Q	2Q	3Q	4Q	YTD/Full Year
2017	39.5				39.5
2016	28.0	52.5	78.5	73.5	232.5
2015	25.0	14.0	79.0	57.5	175.5
2014	28.0	37.0	19.5	36.0	120.5

Oahu total available crew days	1Q	2Q	3Q	4Q	YTD/Full Year
2017	450.0				450.0
2016	377.0	378.0	444.0	456.5	1,655.5
2015	354.0	364.0	384.0	387.0	1,489.0
2014	330.0	378.0	322.0	327.0	1,357.0

Note: See Appendix for a statement about management's use of non-GAAP financial measures and required reconciliations.

25

Appendix

26

Alexander & Baldwin, Inc.

Statement on Management’s Use of Non-GAAP Financial Measures

The Company presents the following non-GAAP financial measures in this Supplement:

•	Consolidated Company EBITDA and Adjusted EBITDA
•	Materials & Construction EBITDA and Adjusted EBITDA
•	Commercial Real Estate Operating Profit to NOI and Same-Store NOI

The calculations of these financial measures are described in the Glossary of Terms on page 5 of this Supplement.

The Company uses these non-GAAP measures when evaluating operating performance because management believes that they provide additional insight into the Company’s and segment’s core operating results, future cash flow generation and/or the underlying business trends affecting performance on a consistent and comparable basis from period to period. These measures generally are provided to investors as an additional means of evaluating the performance of ongoing core operations. The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

Required reconciliations of these non-GAAP financial measures to the most directly comparable financial measure calculated and presented in accordance with GAAP are set forth in the following pages of this Appendix.

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Alexander & Baldwin, Inc.

Table 19 - Reconciliation of Net Income (Loss) to EBITDA and Adjusted EBITDA

($ in millions, unaudited)

	Three Months Ended March 31,		TTM
	2017	2016	March 31, 2017
Net Income (Loss)	$7.0	$(7.0)	$5.6
Adjustments:
Depreciation and amortization	10.5	28.2	101.8
Interest expense	6.2	6.9	25.6
Income tax expense (benefit)	0.7	(2.6)	(19.7)
EBITDA	24.4	25.5	113.3
Adjustments:
(Income) attributable to noncontrolling interests	(0.7)	(0.5)	(2.0)
(Income) from discontinued operations before interest, income taxes and depreciation and amortization	(3.9)	(2.9)	(5.2)
REIT evaluation costs	4.8	—	14.3
Reduction in solar investments, net	2.0	—	11.8
Impairment of real estate assets	—	—	11.7
Net (gain) on sales of improved property	(3.0)	—	(11.1)
Adjustments related to unconsolidated investments in affiliates:
Share of impairment of real estate assets (Land Operations segment)	—	—	3.5
Share of net loss on non-core parcels (Materials & Construction segment)	—	—	1.0
Adjusted EBITDA	$23.6	$22.1	$137.3

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Alexander & Baldwin, Inc.

Table 20 - Reconciliation of Materials & Construction Operating Profit to EBITDA and Adjusted EBITDA

($ in millions, unaudited)

	1Q2017	2Q2017	3Q2017	4Q2017	YTD/Full Year
Materials & Construction operating profit (excludes interest and taxes)	$5.6				$5.6
Adjustments:
Depreciation and amortization	3.0				3.0
Materials & Construction EBITDA	8.6				8.6
Income attributable to noncontrolling interest	(0.7)				(0.7)
Materials & Construction Adjusted EBITDA	$7.9				$7.9

	1Q2016	2Q2016	3Q2016	4Q2016	YTD/Full Year
Materials & Construction operating profit (excludes interest and taxes)	$8.0	$4.9	$5.6	$4.8	$23.3
Adjustments:
Depreciation and amortization	2.9	3.0	2.9	2.9	11.7
Materials & Construction EBITDA	10.9	7.9	8.5	7.7	35.0
Income attributable to noncontrolling interest	(0.5)	(0.1)	(0.5)	(0.7)	(1.8)
Materials & Construction Adjusted EBITDA	$10.4	$7.8	$8.0	$7.0	$33.2

	1Q2015	2Q2015	3Q2015	4Q2015	YTD/Full Year
Materials & Construction operating profit (excludes interest and taxes)	$7.2	$7.0	$7.5	$9.2	$30.9
Adjustments:
Depreciation and amortization	2.9	3.0	3.0	2.7	11.6
Materials & Construction EBITDA	10.1	10.0	10.5	11.9	42.5
Income attributable to noncontrolling interest	(0.6)	(0.3)	(0.3)	(0.3)	(1.5)
Materials & Construction Adjusted EBITDA	$9.5	$9.7	$10.2	$11.6	$41.0

	1Q2014	2Q2014	3Q2014	4Q2014	YTD/Full Year
Materials & Construction operating profit (excludes interest and taxes)	$3.4	$8.0	$5.9	$8.6	$25.9
Adjustments:
Depreciation and amortization	4.2	4.4	3.7	2.9	15.2
Materials & Construction EBITDA	7.6	12.4	9.6	11.5	41.1
Income attributable to noncontrolling interest	(0.4)	(1.0)	(0.6)	(1.1)	(3.1)
Materials & Construction Adjusted EBITDA	$7.2	$11.4	$9.0	$10.4	$38.0

29

Alexander & Baldwin, Inc.

Table 21 - Reconciliation of Commercial Real Estate Operating Profit to NOI and Same-Store NOI

($ in millions, unaudited)

	Three Months Ended March 31,
	2017			2016
	Hawaii	Mainland	Total	Hawaii	Mainland	Total	Change (%)
Commercial Real Estate Operating Profit	$13.2	$1.1	$14.3	$11.6	$1.5	$13.1	9.2
Adjustments:
Depreciation and amortization	5.1	1.5	6.6	5.2	2.2	7.4	(10.8)
Straight-line lease adjustments	(0.5)	—	(0.5)	(0.5)	—	(0.5)	—
General, administrative and other expenses	1.6	0.2	1.8	2.2	0.2	2.4	(25.0)
Commercial Real Estate NOI	$19.4	$2.8	$22.2	$18.5	$3.9	$22.4	(0.9)
Acquisitions / disposition and other adjustments	(1.6)	—	(1.6)	(1.1)	(1.2)	(2.3)	(30.4)
Commercial Real Estate Same-Store NOI	$17.8	$2.8	$20.6	$17.4	$2.7	$20.1	2.5

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Alexander & Baldwin, Inc.

Reconciliation of Commercial Real Estate Operating Profit to NOI (Continued)

($ in millions, unaudited)

	Year Ended December 31,
	2016	2012	Change (%)
Commercial Real Estate operating profit	$54.8	$41.6	31.7
Less amounts reported in discontinued operations before taxes	—	(17.1)	(100.0)
Commercial Real Estate operating profit from continuing operations	$54.8	$24.5	123.7
Adjustments:
Depreciation and amortization	28.4	22.2	27.9
Straight-line lease adjustments	(2.1)	(3.6)	(41.7)
General, administrative and other expenses	5.3	2.9	82.8
Discontinued operations	—	17.1	(100.0)
Commercial Real Estate NOI	$86.4	$63.1	36.9

31